Exhibit 99.8

VERIZON MASTER TRUST

FORM OF AMENDMENT NO. 1,
dated as of August 14, 2025,

to

INDENTURE
dated as of January 18, 2024,
between
VERIZON MASTER TRUST,
as Trust
and
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee and Note Paying Agent

Series 2024-1

This AMENDMENT NO. 1, dated as of August 14, 2025 (this “Amendment”), is to the INDENTURE, originally dated as of January 18, 2024 (the “Indenture”), by and between VERIZON MASTER TRUST, as trust (the “Trust”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (“U.S. Bank Trust Co.”), as indenture trustee (in such capacity, the “Indenture Trustee”) and as note paying agent.

W I T N E S S E T H

WHEREAS, the parties to this Amendment desire to amend the Indenture as set forth in Section 2 below;

WHEREAS, Section 9.2(a) of the Indenture permits amendments to the Indenture by the Trust and the Indenture Trustee, with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture; provided that no amendment to the Indenture shall change the interest rate on a Note without the consent of each Noteholder of each Outstanding Note adversely affected by the amendment;

WHEREAS, Verizon DPPA True-up Trust is the sole Noteholder of the Class B Notes as of the date of this Amendment;

WHEREAS, (a) the Trust Order referred to in Section 9.2(a) of the Indenture, (b) the Officer’s Certificate referred to in Section 11.3 of the Indenture, and (c) the Opinion of Counsel referred to in Sections 9.3(a) and 11.3 of the Indenture and Section 11.1(h)(ii) of the Amended and Restated Trust Agreement, dated as of May 25, 2021, as amended (the “Trust Agreement”), between Verizon ABS II LLC, as the depositor (the “Depositor”), and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) are being delivered simultaneously herewith; and

WHEREAS, prior written notice of this Amendment to the Rating Agencies as required by Section 9.2(a) of the Indenture has been delivered to the Rating Agencies by the Administrator on behalf of the Trust.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined herein or in the Indenture are defined in Appendix A to the Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, as amended, among the Trust, U.S. Bank Trust Co. (as successor to U.S. Bank National Association), as master collateral agent, Cellco Partnership d/b/a Verizon Wireless (“Cellco”), as servicer, and the Creditor Representatives from time to time party thereto or in the Group Supplement for Group 1, as applicable.

SECTION 2.  Amendments and Modifications to the Indenture.  As of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Indenture is hereby amended as follows, with text marked in underline indicating additions and with text marked in ~~strikethrough~~ indicating deletions:

(a)   The definition of “Class B Notes” included in Section 1.1 of the Indenture is hereby amended as follows:

“Class B Notes” means the $85,150,000 Class B ~~5.24%~~ 4.69% Asset Backed Notes issued by the Trust, substantially in the form of Exhibit A to this Indenture.

(b)   The definition of “Note Interest Rate” included in Section 1.1 of the Indenture is hereby amended as follows:

“Note Interest Rate” means a per annum rate equal to, for: (i) the Class A-1a Notes, 5.00% (computed on the basis of a 360 day year consisting of twelve 30 day months), (ii) the Class A-1b Notes, Compounded SOFR (or, upon the occurrence of a Benchmark Transition Event, the appropriate Benchmark Replacement) + 0.65% (computed on the basis of the actual number of days elapsed during the relevant Interest Period and a 360 day year), (iii) the Class B Notes, ~~5.24%~~ 4.69% (computed on the basis of a 360 day year consisting of twelve 30 day months) and (iv) the Class C Notes, 5.49% (computed on the basis of a 360 day year consisting of twelve 30 day months).

(c)   The table included in Section 2.2(b) of the Indenture is hereby amended as follows:

Class	Note Interest Rate	Initial Note Balance
Class A-1a Notes	5.00%	$835,260,000
Class A-1b Notes	Compounded SOFR* + 0.65%	$278,500,000
Class B Notes	~~5.24%~~ 4.69%	$85,150,000
Class C Notes	5.49%	$51,090,000
___________________
* Upon the occurrence of a Benchmark Transition Event, Compounded SOFR will be replaced by the appropriate Benchmark Replacement as set forth in Section 2.16 in this Indenture.

SECTION 3.  Reference to and Effect on the Indenture.

(a)   Beginning on August 14, 2025 (the “Effective Date”) (i) the Indenture shall be and be deemed to be, modified and amended in accordance herewith and this Amendment shall form a part of the terms and conditions of the Indenture for any and all purposes and every Noteholder, heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and thereby, (ii) each reference in the Indenture to “this Indenture”, “hereof”, “hereunder” or words of like import referring to the Indenture shall mean and be a reference to the Indenture, as amended by this Amendment and (iii) each reference to the Indenture in any other Series 2024-1 Series Related Document, any other Transaction Document with respect to Series 2024-1 and any financing statement filed in connection therewith shall mean and be a reference to the Indenture, as amended by this Amendment.

(b)   The Indenture (except as specifically amended herein) shall remain in full force and effect and the Indenture is hereby ratified and confirmed in all respects by each of the applicable parties hereto.

SECTION 4.  Conditions Precedent.  This Amendment shall become effective as of the Effective Date upon receipt by the parties hereto of this Amendment duly executed by the parties hereto.

SECTION 5.  Certain Representations and Warranties.

(a)   The Trust hereby represents and warrants to the other parties hereto as of the date hereof that, solely with respect to itself:

(i)
the representations and warranties made by it in the Indenture are true and correct in all material respects both on and as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby (except to the extent such representations and warranties relate solely to an earlier date and then are true and correct as of such earlier date);

(ii)
the execution, delivery and performance by it of this Amendment are within its organizational powers, have been duly authorized by all necessary action, and do not contravene (1) its organizational documents, (2) any Law applicable to it, (3) any contractual restriction binding on or affecting it or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and

(iii)
this Amendment, assuming this Amendment has been duly executed by each other party hereto, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

(b)   The Trust hereby represents and warrants to the other parties hereto as of the date hereof that no Potential Default or Event of Default with respect to Group 1, no Potential Amortization Event or Amortization Event with respect to Series 2024-1, and no Potential Servicer Termination Event or Servicer Termination Event exists or shall occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 6.  Governing Law.  THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 7.  Submission to Jurisdiction.   Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this

Amendment.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

SECTION 8.  Waiver of Jury Trial.   TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

SECTION 9.  Severability.  If a part of this Amendment is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Amendment and will not affect the validity, legality or enforceability of the remaining Amendment.

SECTION 10.  Headings.  The headings in this Amendment are included for convenience and will not affect the meaning or interpretation of this Amendment.

SECTION 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Executed counterparts may be delivered electronically.

SECTION 12.  Direction to Owner Trustee.  Pursuant to and in accordance with Section 5.6 of the Trust Agreement, Cellco, in its capacity as Administrator, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment as Owner Trustee on behalf of the Trust.  The Administrator hereby certifies and confirms that (a) it has reviewed and approved of this Amendment and the amendments to the Indenture; (b) this direction and such action by the Owner Trustee pursuant to this direction are not contrary to any obligation of the Trust or the Owner Trustee under, and are consistent with, permitted by and in compliance with the Trust Agreement, and all of the other relevant documents contemplated by the Trust Agreement; (c) the Owner Trustee shall not be liable for the action taken by it in accordance with this Amendment; (d) all conditions precedent necessary for the effectiveness of this Amendment contained in the Trust Agreement and the Indenture have been duly satisfied or waived; and (e) the Owner Trustee’s actions in accordance with this Amendment are covered by Section 7.2(a) of the Trust Agreement.  Pursuant to Section 6.6 of the Fifth Amended and Restated Trust Agreement, dated as of May 25, 2021 (the “True-up Trust Agreement”), among Wilmington Trust, National Association, a national banking association, as owner trustee (the “True-up Trust Owner Trustee”), the Depositor, Cellco, as custodian (the “Custodian”), and various originators from time to time party thereto, as originators and beneficiaries, Cellco, in its capacity as Custodian, hereby authorizes and directs the True-up Trust Owner Trustee to execute and deliver this Amendment as True-up Trust Owner Trustee, on behalf of Verizon DPPA True-up Trust.  The Custodian hereby certifies and confirms that (a) it has reviewed and approved of this Amendment and the amendments to the Indenture; (b) that this direction and the action to be taken by the True-up Trust Owner Trustee pursuant to this direction are not contrary to any obligation of the True-up Trust Owner Trustee under, and are consistent with, permitted by and in compliance with the True-up Trust Agreement, and all of the other relevant documents referenced in the True-up Trust Agreement; and (c) the True-up Trust

Owner Trustee’s actions in accordance with this Amendment are covered by Section 8.2(a) of the True-up Trust Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

VERIZON MASTER TRUST

By: WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but
solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL
ASSOCIATION,
not in its individual capacity, but solely
as Indenture Trustee

By:
Name:
Title:

Consented to by:

VERIZON DPPA TRUE-UP TRUST,
as Noteholder of the Class B Notes

By: WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but
solely as True-up Trust Owner Trustee on behalf of
Verizon DPPA True-up Trust

By:
Name:
Title:

Solely with respect to Section 12:

CELLCO PARTNERSHIP d/b/a VERIZON
WIRELESS,
as Administrator of Verizon Master Trust and as
Custodian of Verizon DPPA True-up Trust

By:
Name:	Jon Ransegnola
Title:	Assistant Treasurer